1 Energizing the Future Investor Update: June 2025

2 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, dividend growth and dividend payout ratios, sales volumes, capital plans, credit ratings, credit metrics, debt-financings, construction costs, investment opportunities, corporate initiatives (including the ESG Progress Plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of rate cases and other regulatory decisions, including rider reconciliations; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; unusual, varying or severe weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; electrification initiatives, mandates and other efforts to reduce the use of natural gas; the company’s ability to successfully acquire and/or dispose of assets and projects and to execute on its capital plan; terrorist, physical or cyber-security threats or attacks and data security breaches; construction risks; labor disruptions; equity and bond market fluctuations; changes in the company’s and its subsidiaries’ ability to access the capital markets; changes in tax legislation or our ability to use certain tax benefits and carryforwards; changes in and uncertainty around federal, state, and local legislation and regulation, including changes resulting from the current U.S. presidential administration, in rate-setting policies or procedures and environmental standards, in the enforcement of these laws and regulations and in the interpretation of regulations or permit conditions by regulatory agencies; supply chain disruptions; inflation; political or geopolitical developments, including impacts on the global economy, supply chain and fuel prices, generally, including as a result of changes to U.S. and foreign government trade policies, or from ongoing, escalating, or expanding regional or international conflicts; the impact from any health crises, including epidemics and pandemics; current and future litigation and regulatory investigations, proceedings or inquiries; the ability of the Company to successfully and/or timely adopt new technologies, including artificial intelligence; changes in accounting standards; the financial performance of the American Transmission Company as well as projects in which the company’s energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading “Factors Affecting Results, Liquidity and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2024, and in subsequent reports filed with the Securities and Exchange Commission. Except as may be required by law, WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

3 The Premier Energy Company in America’s Heartland * As of May. 30, 2025 $34.3 billion market cap* 4.7 million retail customers 60% ownership of American Transmission Company $48.2 billion of assets Ranked first overall in the 2024 E Source Large Business Customer Satisfaction Study

4 $1 $2 $3 $4 $5 $6 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25E * Estimated based on 2025 guidance midpoint of $5.22 per share. ** See Appendix for reconciliation of adjusted amounts to GAAP amounts. $5.17-$5.27 $3.57** $1 $2 $3 $4 '15* '16 '17 '18 '19 '20 '21 '22 '23 '24 '25E * Annualized based on 4th quarter 2015 dividend of 45.75 cents per share. ** Annualized based on 1st quarter 2025 dividend of 89.25 cents per share. Exceeded or achieved EPS guidance for multiple decades History of Consistent, Strong Earnings and Dividend Growth ~6.7% CAGR* Annualized Dividends Per Share ~6.9% CAGR Earnings Per Share GAAP Adjusted** 2025 Guidance

5 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 2015 2020 2025E 2026 2027 2028 2029 Consistent and Robust Long Term EPS Growth Outlook (1) Growth rate based on 2015 base of $2.73 adjusted EPS and 2025 guidance midpoint of $5.22 per share. (2) Based on 2025 guidance midpoint of $5.22 per share. (3) See Appendix for reconciliation of adjusted amounts to GAAP amounts. GAAP 2015 Adjusted (3) 2025 Guidance

6 21 consecutive years of exceeding or meeting top end of earnings guidance* Consistent Performance Over Time * On an adjusted basis

7 Strong Dividend Growth Continues  In January, dividend was raised by 6.9% to a new annual rate of $3.57 per share*  22nd consecutive year of rewarding shareholders with higher dividends  Top-decile dividend growth in industry**  Included in S&P's High Yield Dividend Aristocrats Index * Annualized based on the first quarter of 2025 dividend of 89.25 cents per share. ** Reflects current and expected dividends declared in 2025.

8 What’s New?

9 Wisconsin Very Large Customer (VLC) Tariff Meets the unique needs of very large customers while protecting other customers and shareholders  Applies to customers with 500 MW or more of forecasted new load  Customer subscribes to a portion of one or more dedicated new generation resources  Terms:  Wind and solar: 20 years  Depreciable life for natural gas and battery storage assets  Fixed for entire term: Return on Equity of 10.48% and Equity Ratio of 57%  Revenues and costs recovered through tariff will be excluded from future rate case proceedings and earnings sharing mechanisms  Early termination: customer pays for remaining net book value, to the extent it cannot be repurposed  Filed with the PSCW on March 31, 2025; all terms subject to PSCW approval  PSCW order required by May 1, 2026, for customers to take service on June 1, 2026

10 Very Large Customer (VLC) Tariff “Microsoft is committed to being a responsible neighbor in Wisconsin. As we continue to develop a $3.3 billion data center campus in Mount Pleasant, the draft tariffs submitted to the Public Service Commission will ensure we are protecting other rate payers, paying our own way, and ensuring energy needs are met throughout the state.” – Bobby Hollis, Microsoft Vice President of Energy Milwaukee Journal Sentinel March 31, 2025 Meets the unique needs of very large customers while protecting other customers and shareholders Wisconsin © Microsoft

11 1,800 MW of Additional Demand through 2029 “The most important thing for people in Wisconsin to know is that we’re fully on track with construction on our datacenter in Mt. Pleasant, it’s still expected to go online in 2026, and our $3.3 billion commitment remains intact. We are committed to our projects to help prepare the workforce and Wisconsin manufacturers for the future.” – Microsoft Spokesperson March 2025  2,300 construction jobs  2,000 permanent jobs over time  More than 2,000 acres purchased to date © Mark Hertzberg Strong Regional Growth ‘Mount Pleasant AI data center will be among the world’s most advanced’ –Brad Smith, President of Microsoft BizTimes Milwaukee Image of Microsoft area 3B representing 315 acres

12 Strong Regional Growth Incremental Data Center Demand* Vantage Data Centers, a global data center developer and operator, plans to develop a large data center campus in Port Washington:  Site potential up to 3.5 GW over time  Approximately 1,900 acres  Early stages of development *Not currently included in 2025-2029 capital plan Milwaukee Vantage site

13 Powering Industry Leaders in Our Region

14 Wisconsin Segment Longer-Term Sales and Load Growth Remain Strong* Sales Growth Forecast (weather-normalized) 2025-2029 expecting to add 1,800 MWs (~20%) of electric demand *Does not include incremental sales or load growth from Cloverleaf development Year-Over-Year 2027-2029 Electric 4.5%-5.0% Gas 0.7%-1.0%

15 Pipeline Replacement Program (PRP)  In February 2025, the ICC lifted the pause and directed Peoples Gas to focus on replacing all cast and ductile iron pipe that has a diameter under 36 inches by January 1, 2035.  The ICC will evaluate the prudency of work and costs in future rate cases.  Approximately 1,100 miles of older, cast and ductile iron pipe (less than 36 inches in diameter) will need to be replaced.  We are currently developing engineering plans to execute the order and will update the PRP capital in the fall update. Illinois

16 2025-2029 Capital Plan Largest Five-Year Plan in Company History $13.2 $1.4 $4.5 $5.3 $3.2 $0.4 $28.0 2025-2029 WEC Infrastructure (WECI) Electric Transmission (ATC)* Gas Distribution** Electric Distribution WI LNG Capacity Electric Generation $ In billions *ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the investment. ** Includes all gas utilities and Bluewater.

17 Diverse Portfolio of Businesses 63% 16% 4% 7% 10% WI IL MI/MN WECI ATC* By Jurisdiction By Business 49% 32% 2% 7% 10% Electric generation and distribution Natural gas distribution LNG (distribution and generation) WECI Electric transmission* Based on average asset base *ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the asset base. 57%24% 4% 5% 10% 71% 10% 4% 5% 10% 2029E Asset base $48.8 billion 2024A Asset base $30.8 billion 9.6% CAGR

18 Exiting Coal We plan to eliminate coal as an energy source by end of 2032.  Since 2018, we have retired nearly 2,500 MW of fossil fuel generation, including Oak Creek Units 5-6 (May 2024).  Retirements planned:  Oak Creek Units 7-8: 611 MW (targeting end of 2026)*  Columbia Units 1-2: 300 MW (expected end of 2029)  Exploring conversion of at least one unit to natural gas.  Weston Unit 3: 328 MW (expected end of 2031)  Enhancing fuel flexibility (gas blending) at Oak Creek Power the Future units and Weston Unit 4.  By end of 2030, we expect to use coal only as a backup fuel. *Revised retirement date reflects expected tight energy supply conditions in the MISO region. This extension aims to enhance reliability and minimize compliance risk in the region while reducing exposure to potential energy costs.

19 Solar Total 2,900 MW $5.5 billion Battery Storage Total 565 MW $0.9 billion Wind Total 900 MW $2.7 billion Grand Total 4,365 MW $9.1 billion 2025-2029 Plan includes: Plan to build and own 4,300 MW – more than quadrupling our carbon-free generation. Investing $9.1 Billion in Regulated Renewables

20 Modern, efficient natural gas generation serves as a critical resource in our energy transformation. 2025-2029 Capital Plan Modernizing Our Gas-Fueled Generation Fleet Weston RICE * Filed and pending regulatory approval. Combustion Turbines Approved: Oak Creek  1,100 MW planned  Expected investment: $1.2 billion  Target in-service: 2027-2028 Additional planned  675 MW planned  Expected Investment: $960 million Gas lateral Filed: Rochester Lateral*  To support generation at the Oak Creek campus  Expected investment: $200 million RICE generation Approved: Paris  128 MW planned  Expected investment: $300 million  Target in-service: 2027 Additional planned  114 MW planned  Expected Investment: $250 million

21 LNG provides a solution to meet peak customer demand for heating and ensures gas supply for power generation. Investing in Reliability for Our Natural Gas Network New proposed LNG storage facilities are needed to ensure gas supply for winter reliability.  Oak Creek LNG facility*  2 Bcf  Expected investment: $456 million  Target in-service: 2027  Plans underway for an additional 4 Bcf  Expected investment: $940 million * Filed and pending regulatory approval. Bluff Creek LNG

22 $812 $908 $1,133 $1,250 $1,250 $487 $545 $680 $750 $750 2025 2026 2027 2028 2029 ATC WEC portion 60% WEC portion of ATC investment expected from 2025-2029: $3.2 billion Future Transmission Investment Capital Drivers:  Economic Growth  Reliability / Asset Renewal  LRTP Tranche 1 in 2024 dollars:  ATC: $1.2 billion  WEC portion: $700 million  $580 million in this plan  LRTP Tranche 2 planning underway  Expect investment 2030 and beyond Projected Capital Expenditures (millions)

23 ATC Future Transmission Investment (2024 dollars) Long-Range Transmission Planning Tranche 2.1  $2.0 billion – Estimate for projects ATC expects to be directly assigned  $1.8 billion – Estimate for projects in/connected to ATC’s footprint open to competition.

24 Projected Cash Flows and Financing Plan ($ in billions) Cash from Operations $18.5 - $19.5 (60%) Common Equity $2.7 - $3.2 (9%) Dividends $6.8 - $7.0 Capital Plan $24.8 Cash Uses Cash Sources Incremental Debt 2 $9.5 - $10.0 (31%) 1. Excludes ATC’s capital. ATC is accounted for using the equity method. 2. Includes $2.2B - $3.0B of junior subordinated notes or other securities with equity content. 2025-2029 1

25 Credit Quality – Maintaining a Healthy Balance Sheet Current Issuer Credit Ratings Entity S&P Rating Moody’s Rating WEC Energy Group A- Baa1 Wisconsin Electric A- A2 Wisconsin Gas A A3 Wisconsin Public Service A- A2 Peoples Gas A- A2 FFO/Debt Metrics 2025-2029 WEC Energy Group Target S&P FFO to Debt >15% Moody’s CFO Pre-WC/Debt >16%

26*Includes projection of potential carbon offsets by 2050. Carbon Reduction Goals – Electric Generation We have established aggressive carbon reduction goals for our electric generating fleet, aligned with or surpassing global emissions pathways aimed at limiting warming to 1.5°C. Reduction goals: 60% below 2005 levels by end of 2025 80% below 2005 levels by end of 2030 Net carbon neutral by 2050 -100 -80 -60 -40 -20 0 2005 2024 2025 2030 2050 Achieved and anticipated CO2 reductions (net mass)* -56%

27 -100% -80% -60% -40% -20% 0% 2011 2024 2030 Achieved1 and anticipated methane emission reduction from natural gas distribution. Aligns with effort to limit warming to 1.5°C. -23% Goal: Net zero by end of 20302 Use of renewable natural gas (RNG) is expected to contribute to our goal.3 Methane Reduction 1. Represents a decrease in the rate of methane emissions across our system from a 2011 baseline. 2. This goal applies to emissions from WEC Energy Group natural gas distribution companies calculated in accordance with EPA’s 40 Code of Federal Regulations Part 98, Subpart W reporting rule. 3. Assumes regulatory approval for and purchase of Renewable Thermal Credits.

28 Key Takeaways for WEC Energy Group  Consistent, industry leading earnings growth.  Top-decile dividend growth.  Capital plan supported by economic growth.  Drives premium long-term EPS growth of 6.5% to 7.0%.  98%+ of capital allocated to regulated businesses.  Aggressive environmental goals in place.  By end of 2030, we expect to use coal only as a backup fuel.  Exit from coal planned by end of 2032.  Poised to deliver among the best risk-adjusted returns in the industry.

Appendix

30 Electric Transmission 60% ownership Energy Infrastructure Electric DistributionElectric Generation Natural Gas Distribution

31 Solar Projects Docket Anticipated Approval WEC Capacity (MW) WEC Investment ($M) Ownership Anticipated In-Service Darien Solar Park 5-BS-255 Approved 225 427E WEPCO/ WPS 90%1 In-Service Koshkonong Solar Park 5-BS-258 270 621E 2026 High Noon Solar Park 5-BS-276 270 576E 2027 Ursa Solar Park 5-BS-280 Q4 2025 180 406E 2027 Saratoga Solar Park 135 314E 2028 Dawn Harvest Solar 5-BS-281 Q4 2025 135 303E 2028 Good Oak Solar Park 5-CE-159 Q1 2026 88 194E 2028 Gristmill Solar Park 60 130E 2028 Renegade Solar U-21081 Approved 100 226E UMERC 100% 2026 Regulated Renewable Generation and Storage Projects 1. Madison Gas and Electric owns/will own a minority interest at each site.

32 Battery Projects Docket Anticipated Approval WEC Capacity (MW) WEC Investment ($M) Ownership Anticipated In-Service Paris Battery Park 5-BS-254 Approved 99 223E WEPCO/WPS 90%1 In-Service Darien Battery Park 5-BS-255 68 140E 2026 Koshkonong Battery Park 5-BS-258 149 309E 2027 High Noon Battery Park 5-BS-276 149 307E 2027 Saratoga Battery Park 5-BS-280 Q4 2025 45 92E 2028 Dawn Harvest Battery Park 5-BS-581 Q4 2025 50 106E WEPCO 100% 2028 Regulated Renewable Generation and Storage Projects 1. Madison Gas and Electric owns/will own a minority interest at each site. Wind Projects Docket Anticipated Approval WEC Capacity (MW) WEC Investment ($M) Ownership Anticipated In-Service Badger Hollow Wind 5-BS-282 Q4 2025 100 320E WEPCO/WPS 90%1 2027 Whitetail Wind 60 200E 2027

33 Responsible Governance Appointed six new independent directors since 2020 — increasing depth of utility experience of our board of directors $20+ million Contributed by our companies and foundations to nonprofit organizations in 2024 $332.4 million Spent with certified minority-, women-, service disabled- and veteran- owned businesses in 2024 $128.0 million Spent on energy efficiency and conservation in 2024 Commitment to Stewardship and Governance

34 73% 31% 7% 40% 43% 17% 21% 21% 3% 8% 34% 2005 2024 2030E 2032 2050 Coal Natural Gas Nuclear Renewables <2% Net carbon neutral goal Planned exit from coal Exiting Coal Electricity Supply by Fuel Type (megawatt-hours delivered to regulated utility customers)

35 Clean Energy Pilot Projects Investing in Innovation Organic Flow Battery Storage  Leading a pilot project to test a new ‘green battery’ – a form of long-duration energy storage that incorporates environmentally friendly materials.  Partnering with EPRI and CMBlu Energy  Project will test battery system performance, including the ability to store and discharge energy for up to twice as long as the typical lithium-ion batteries in use today. Columbia Energy Storage Project  20 MW carbon dioxide based, long duration battery project being developed at Columbia Energy Center  Partnering with Energy Dome, Alliant Energy and Madison Gas and Electric  Battery charges by converting CO2 into a compressed liquid stored under pressure. Liquid is converted back to gas to power a turbine generating electricity without emitting CO2.

36 In service 1. Investment is part of the 2025-2029 capital plan. Total Project Capacity (MW) Investment (in millions) Wind ● Upstream 200 $307 ● Bishop Hill III 132 166 ● Coyote Ridge 97 145 ● Blooming Grove 250 389 ● Tatanka Ridge 155 240 ● Jayhawk 190 282 ● Thunderhead 300 381 ● Sapphire Sky 250 442 Solar ● Samson I 250 278 ● Maple Flats 250 431 ● Delilah I 300 462 ● Hardin III1 250 406 Total 2,624 $3,929 SD IL NE KS TX OH WEC Infrastructure Portfolio

Infrastructure Investment Summary

Project	Ownership Percentage	Offtake Agreement	WEC Commercial Operations
Bishop Hill III Wind Energy Center	90% ownership	WPPI Energy – 22 years	8/31/18
Upstream Wind Energy Center	90% ownership	Affiliate of Allianz – 10 years	1/10/19
Coyote Ridge Wind Farm	82% ownership and 99% of tax benefits	Google Energy LLC – 12 years	12/20/19
Blooming Grove Wind Farm	90% ownership	Verizon and Saint-Gobain North America – 12 years	12/8/20
Tatanka Ridge Wind Farm	86% ownership and 99% of tax benefits	Google Energy – 12 years Dairyland Power – 10 years	1/5/21
Jayhawk Wind Farm	90% ownership and 99% of tax benefits	Meta Platforms Inc. – 10 years	12/15/21
Thunderhead Wind Energy Center	90% ownership	Verizon, GM, Ultium Cells LLC, and a Fortune 100 Company – 12 years	11/16/22
Sapphire Sky Wind Energy Center	90% ownership	Microsoft Corp – 12 years	2/7/23
Samson I Solar Energy Center	90% ownership	AT&T Corp – 15 years	80% on 2/24/23, 10% on 1/1/24
Maple Flats Solar Energy Center	90% ownership	Verizon – 15 years	11/21/24
Delilah I Solar Energy Center	90% ownership	Honda and Tesla – 15 years	12/3/24
Hardin Solar III Energy Center	90% ownership	Microsoft Corp – 15 years	2/11/25

WEC Energy Group

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38 $27.6 Billion Projected Capital Spend From 2025-2029 Utility Capital Plan Drives EPS Growth 2,550 2,610 2,854 2,611 2,560 243 299 529 345 940 943 840 877 925 998 1,118 1,179 963 1,085 487 545 680 750 750 $5,218 $5,515 $6,082 $5,546 $5,320 - 1,000 2,000 3,000 4,000 5,000 6,000 2025 2026 2027 2028 2029 Electric Transmission (ATC)* Gas Distribution** Electric Distribution WI LNG Capacity Electric Generation Depreciation at utilities expected to average $1.5 billion annually, and $175 million at ATC, over 2025-2029 period *ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the investment. ** Includes all gas utilities and Bluewater.

39 Company 2025 2026 2027 Wisconsin Electric $3,047.3 $3,281.2 $3,501.6 Wisconsin Gas 216.0 283.9 288.8 Wisconsin Public Service 801.8 806.4 1,063.5 Upper Michigan Energy 137.3 39.2 19.3 Wisconsin Segment $4,202.4 $4,410.7 $4,873.2 Peoples Gas 321.6 343.5 322.8 North Shore Gas 52.1 61.3 46.9 Illinois Segment $373.7 $404.8 $369.7 Minnesota Energy Resources 57.6 66.1 74.4 Michigan Gas Utilities 48.9 55.3 49.0 Other States Segment $106.5 $121.4 $123.4 We Power 27.7 21.3 32.7 Bluewater 2.6 1.8 1.1 Infrastructure Investments 407.3 0.0 0.0 Nonutility Energy Infrastructure $437.6 $23.1 $33.8 Corporate and Other $17.9 $10.2 $2.4 Subtotal $5,138.1 $4,970.2 $5,402.5 ATC Investment* $486.9 $544.9 $679.8 Total WEC Capital Projection $5,625.0 $5,515.1 $6,082.3 Capital Plan Projections ($ in millions) * ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the investment.

40 Composition of Asset Base Total 2024 Average Asset Base of $30.8 Billion Note: We Power value represents investment book value. Company Asset Base - $B % of Total Wisconsin Electric $9.0 29.2% Wisconsin Gas 2.2 7.1 Wisconsin Public Service 4.8 15.6 Upper Michigan Energy Resources 0.4 1.3 Peoples Gas 4.5 14.6 North Shore Gas 0.4 1.3 Minnesota Energy Resources 0.5 1.6 Michigan Gas Utilities 0.4 1.3 We Power 3.2 10.4 Bluewater 0.3 1.0 WEC Infrastructure 2.2 7.1 American Transmission Company 2.9 9.5 Total $30.8 100%

41 Power the Future Investments1 Port Washington (Natural Gas) Oak Creek Expansion (Coal/Co-Fire Gas3) Capacity 1,090 MW 1,030 MW 2 Investment $664 million $2 billion 2 ROE 12.7% 12.7% Equity 53% 55% In Service Dates Unit 1 – July 2005 Unit 2 – May 2008 Unit 1 – February 2010 Unit 2 – January 2011 Lease Terms 25 years 30 years Cost Per Unit of Capacity $609/kW $1,950/kW 1. PTF provides approximately $200 million in positive cash flow annually. 2. All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement. 3. Pending air permitting.

42 National Leader in Operating Efficiency and Financial Discipline $29.47 $12.20 $17.50 $18.40 $18.50 $21.10 $22.00 $24.00 $25.40 $42.70 $92.90 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2023 Non-Fuel O&M per MWh* Source: FERC Form 1 Reports *For all companies, excluded 1) pensions and other employee benefits, 2) costs reported as “transmission of electricity by others” to neutralize differences in ownership of the transmission utilized by each utility, and 3) costs reported as “rents” within the production section to control for difference in how power plants are owned and financed. The top 10 vertically integrated electric utilities by 12/31/2023 market cap W E C A V E R A G E

43 Projected Financing Plans for 20251 $900 $125 $140 $400 - $800 $1,500 - $1,900 $560 - $660 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Holding Company Utilities & Energy Infrastructure Equity Issuances (i n m ill io n s ) YTD Financing Planned Financing Existing Facilities4 $2.5B net liquidity (as of May 31, 2025) $3.1B $0.2B $3.3B total 1. Amounts and timing are subject to material change based upon numerous factors, including market conditions, regulatory approvals, capital requirements and investment opportunities. 2. Includes refinancing for $620 million of senior notes and may include new junior subordinated notes or other securities with equity content. 3. Includes refinancing for $945 million of maturities. 4. $3.1 billion expires in September 2026 and $200 million expires in October 2025. 2 3

44 33% Large C&I by Segment Paper/Packaging 25% Mining/Minerals 11% Foundry (SIC 33) 9% Other Manufacturing 8% Metal (SIC 34,35,37) 7% Medical 7% Food/Agriculture 6% Education 4% Chemical 3% Printing 3% Office 2% Other 15% Balanced and Diverse Sales Mix Large C&I 33% Residential and Farm 31% Small C&I 36% 2024 Retail MWh Deliveries Mix* *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula.

Regulatory Matters

	Estimated Decision Date
Wisconsin (apps.psc.wi.gov)	
▪ Decision on Paris RICE generation (Docket: 6630-CE-316 filed 4/5/24)	✓
▪ Decision on Oak Creek CT (Docket: 6630-CE-317 filed 4/5/24)	✓
▪ Decision on Oak Creek LNG (Docket: 6630-CG-140 filed 4/19/24)	Q3 2025
▪ Decision on Rochester Lateral (Docket: 6630-CG-139 filed 4/5/24)	Q4 2025
▪ Decision on Very Large Customer Tariff (Docket: 6630-TE-113 filed 3/31/25)	Q2 2026
Illinois (icc.illinois.gov)	
▪ Decision on SMP Investigation (Docket: 24-0081 opened 1/31/24)	✓

WEC Energy Group
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46 Regulatory Environment Wisconsin Commissioners Name Party Current Term Starts Current Term Ends Summer Strand Chair D 03/2023 03/2029 Kristy Nieto* D 04/2025 03/2031 Marcus Hawkins* D 04/2024 03/2027 Wisconsin  Governor Tony Evers (D)  Term ends January 2027  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Illinois  Governor J.B. Pritzker (D)  Term ends January 2027  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  5-year staggered terms Illinois Commissioners Name Party Current Term Starts Current Term Ends Doug Scott Chair D 06/2023 01/2029 Conrad Reddick D 03/2023 01/2028 Michael Carrigan* D 02/2025 02/2030 Ann McCabe R 02/2022 01/2027 Stacey Paradis R 03/2023 01/2028 * Pending confirmation

47 Rate-Making Parameters by Company Utility Equity Layer1 Authorized ROE Wisconsin Electric 50.50%-55.50% 9.80% Wisconsin Public Service 50.50%-55.50% 9.80% Wisconsin Gas 50.50%-55.50% 9.80% Peoples Gas 50.79% 9.38% North Shore Gas 52.58% 9.38% Minnesota Energy Resources 53.00% 9.65% Michigan Gas Utilities 50.00% 9.86% Upper Michigan Energy Resources 50.00% 9.86% We Power 53.00%-55.00% 12.70% American Transmission Company 50.00% 10.48% 1. Represents the equity component of capital; rates are set at the midpoint of any range.  Overall, constructive regulatory environments.  Earnings sharing mechanism at all Wisconsin utilities.

48 Key Rate-Making Components State Illinois Minnesota Michigan Wisconsin Utility Gas Gas Electric and Gas Gas Electric Gas Pipeline Replacement Rider MGU Bad Debt Rider ✓ Bad Debt Escrow Accounting Residential Residential Decoupling ✓ ✓ Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band MGP Site Clean Up Recovery ✓ ✓ ✓ ✓ N/A Invested Capital Tax Rider ✓ Forward-Looking Test Years ✓ ✓ ✓ 2 years 2 years Gas Utility Infrastructure Cost Rider Surcharge ✓ Earnings Sharing WPS and WG: No sharing on first 15 bp above allowed ROE, 50/50 on next 60 bp, 100% to customers beyond 75 bp WEPCO: No sharing on first 15 bp above allowed ROE, 50/50 on next 25 bp, 100% to customers beyond 40 bp

49 Reconciliation of EPS (GAAP) to Adjusted EPS (Non-GAAP) 2015 2016 2017 2023 2024 EPS – GAAP basis $2.34 $ 2.96 $ 3.79 $4.22 $4.83 Acquisition Costs 0.39 0.01 – Integrys Earnings (0.47) Impact of Additional Shares 0.47 Tax Benefit Related to Tax Cuts and Jobs Act of 2017 (0.65) Illinois Disallowance 0.41 QIP Disallowance 0.06 Adjusted EPS – Non-GAAP Basis* $2.73 $ 2.97 $ 3.14 $4.63 $4.88** * WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude, as applicable, (1) a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017; (2) costs related to the acquisition of Integrys Energy Group; (3) the results of operations of Integrys and its subsidiaries; (4) the additional shares of WEC Energy Group common stock that were issued as part of the acquisition; (5) a non-cash charge related to the ICC’s disallowance of certain capital costs; and (6) estimated losses associated with the ICC disallowance related to its review of the 2016 Qualifying Infrastructure Plant (QIP) capital investments under the QIP rider. None of these items are indicative of WEC Energy Group’s operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company’s operating performance. Management uses such measures internally to evaluate the company’s performance and manage its operations. **2024 adjusted earnings per share does not add due to rounding.

50 Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639 Ashley Pless Investor Relations Analyst Ashley.Pless@wecenergygroup.com 414-221-4088